SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                       (Date of earliest event reported):
                                February 28, 2001


                                RADIAN GROUP INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                  1-11356                23-2691170
     (State or Other       (Commission File No.)        (IRS Employer
     Jurisdiction of                                 Identification No.)
     Incorporation)

       1601 Market Street, Philadelphia, Pennsylvania          19103
       (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (215) 564-6600


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

            On February 28, 2001, Radian Group Inc., a Delaware corporation (the "Company"), consummated its acquisition of Enhance Financial Services Group Inc., a New York corporation ("Enhance"), pursuant to that certain Agreement and Plan of Merger, dated November 13, 2000, among the Company, GOLD Acquisition Corporation, a New York corporation and wholly owned subsidiary of the Company ("Merger Sub"), and Enhance (the "Merger Agreement"). The Company's acquisition of Enhance was effected by merging Merger Sub with and into Enhance (the "Merger"), with Enhance surviving as a wholly owned subsidiary of the Company. Pursuant to the Merger Agreement, each outstanding share of common stock, par value $0.10 per share, of Enhance ("Enhance Common Stock"), other than Enhance Common Stock held directly or indirectly by Enhance, which was cancelled and retired, was converted into 0.22 shares (the "Exchange Ratio") of common stock, par value $0.001 per share, of the Company ("Company Common Stock"). Enhance stockholders who would otherwise receive fractional shares of Company Common Stock instead were entitled to receive a cash payment for their fractional share interest. In addition, each outstanding option to receive Enhance Common Stock became an option to receive Company Common Stock as adjusted by the Exchange Ratio. The terms of the Merger are described more fully in the Merger Agreement and the registration statement on Form S-4, as amended, filed by the Company (the "Registration Statement"), attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements of Business Acquired (to be filed by amendment)

(b)   Pro Forma Financial Information (to be filed by amendment)

(c)   Exhibits

      EXHIBIT NUMBER                       DESCRIPTION
      --------------                       -----------
           2.1 Agreement and Plan of Merger, dated November 13, 2000, among Radian Group Inc., GOLD Acquisition Corporation and Enhance Financial Services Group Inc. (incorporated by reference to Exhibit 99.1 of the Form 8-K filed by Radian Group Inc. on November 15, 2000)

          99.1           Form S-4 filed by Radian Group Inc. on December
                         27, 2000, as amended (incorporated by reference to the Form S-4/A filed by Radian Group Inc.
                         on January 25, 2001)


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 13, 2001

                                    RADIAN GROUP INC.


                                    By: /s/ Howard S. Yaruss
                                       ------------------------------------
                                       Name:  Howard S. Yaruss
                                       Title: Senior Vice President,
                                              Secretary and General Counsel


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                                  EXHIBIT INDEX

      EXHIBIT NUMBER                       DESCRIPTION
      --------------                       -----------
           2.1 Agreement and Plan of Merger, dated November 13, 2000, among Radian Group Inc., GOLD Acquisition Corporation and Enhance Financial Services Group Inc. (incorporated by reference to Exhibit 99.1 of the Form 8-K filed by Radian Group Inc. on November 15, 2000)

          99.1 Form S-4 filed by Radian Group Inc. on December 27, 2000, as amended (incorporated by reference to the Form S-4/A filed by Radian Group Inc.
                         on January 25, 2001)